SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                             August 8, 2003
______________________________________________________________________________
                   (Date of earliest event reported)



                       Pittsburgh Financial Corp.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Pennsylvania                0-27522                    25-1772349
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)




1001 Village Run Road, Wexford, Pennsylvania                     15090
______________________________________________________________________________
 (Address of principal executive offices)                     (Zip Code)



                            (724) 933-4509
______________________________________________________________________________
         (Registrant's telephone number, including area code)



                            Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.    Other Events
           ------------

     On August 8, 2003, Pittsburgh Financial Corp. ("Pittsburgh Financial" or the "Registrant") a financial holding company headquartered near Pittsburgh, in Wexford, Pennsylvania, entered into an Agreement and Plan of Merger (the "Agreement") providing for the acquisition of the Registrant by First Commonwealth Financial Corporation ("First Commonwealth"). Pittsburgh Financial is the parent company of BankPittsburgh with total assets of $376 million, deposits of $182 million and equity of nearly $23 million at June 30, 2003. BankPittsburgh is a state chartered stock savings bank headquartered in Pittsburgh, Pennsylvania which conducts business from seven offices in Allegheny (6) and Butler (1) counties and one loan production office in downtown Pittsburgh. Pittsburgh Financial also offers residential and commercial mortgage settlement services through Pinnacle Settlement Group LLC, an 80% owned subsidiary. Pittsburgh Financial's common stock is traded on the NASDAQ National Market System under the symbol "PHFC."

     Under terms of the Agreement, the shareholders of Pittsburgh Financial can elect to receive $20.00 in cash or an equivalent value of First Commonwealth's common stock for each Pittsburgh Financial common share owned, subject to proration to ensure that 40% of the aggregate merger consideration will be paid in cash and 60% in First Commonwealth common stock. The transaction is subject to all required regulatory approvals and the approval of Pittsburgh Financial shareholders. The Agreement was unanimously approved by the Boards of Directors of both organizations. The transaction has a current market value of $28.4 million and is expected to be completed by the end of 2003.

     The directors and executive officers of Pittsburgh Financial, who own in the aggregate approximately 23% of the outstanding shares of common stock of Pittsburgh Financial, have entered into voting agreements with First Commonwealth, pursuant to which the directors have agreed to vote in favor of approval of the Agreement all of their shares of Pittsburgh Financial common stock which they are entitled to vote.

     The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 2.1 to this report and is incorporated herein by reference. For additional information, reference is made to the press release announcing the execution of the Agreement, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.







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Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     -----------         -----------
     2.1            Agreement and Plan of Merger among
                    First Commonwealth Financial Corporation,
                    First Commonwealth Bank, Pittsburgh Financial
                    Corp. and Pittsburgh Savings Bank, dated
                    August 8, 2003 (1)

     99.1           Press Release, dated August 8, 2003 (2)
__________________

(1) Incorporated by reference from the Current Report on Form 8-K filed by First Commonwealth Financial Corp. (File No. 0-11242) on August 8, 2003.

(2)  Incorporated by reference from the filing by Pittsburgh
     Financial Corp. pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 on August 8, 2003.


























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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             PITTSBURGH  FINANCIAL CORP.


                             By:  /s/J. Ardie Dillen
                                  -----------------------------
                                  Name:   J. Ardie Dillen
                                  Title:  Chairman of the Board, President and
                                          Chief Executive Officer

Date:  August 13, 2003



































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